     As filed with the Securities and Exchange Commission on March 14, 2003

                                                     Registration Nos. 333-36515
                                                                   and 811-08385

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
                         Post-Effective Amendment No. 5                      |X|
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]
                                 Amendment No. 1                             |X|

              SEPARATE ACCOUNT D OF PARAGON LIFE INSURANCE COMPANY
              ----------------------------------------------------
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                         ------------------------------
                               (Name of Depositor)

                    190 Carondelet Plaza, St. Louis, MO 63105
                    -----------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (314) 862-2211

Name and Address of Agent for Service:                    Copy to:

       Gregg P. Hirsch, Esquire                   Stephen E. Roth, Esquire
  Metropolitan Life Insurance Company         Sutherland Asbill & Brennan LLP
           1 Madison Avenue                    1275 Pennsylvania Avenue, N.W.
          New York, NY 10010                  Washington, DC 20004-2415


It is proposed that this filing will become effective:

[_]  Immediately upon filing pursuant to paragraph (b) of Rule 485
[_]  On (date), pursuant to paragraph (b) of Rule 485
[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  On (May 1), pursuant to paragraph (a)(1) of Rule 485

                               -------------------

                      Title of securities being registered:

     Group and Individual Flexible Premium Variable Life Insurance Contracts

PARAGON-VUL
                       [Paragon - VUL Logo Appears Here]

Underlying Funds Through:

Fidelity Variable Insurance Products Fund
MFS Variable Insurance Trust
Putnam Variable Trust
Scudder Variable Series I
T. Rowe Price Equity Series, Inc.
T. Rowe Price Fixed Income Series, Inc.


.. FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          [Paragon Logo Appears Here]

[LOGO] Paragon Life
A MetLife(R) Company
  Prospectus dated May 1, 2003
                                                                          50414

--------------------------------------------------------------------------------
                Flexible Premium Variable Life Insurance Policies
                                    Issued by

              Separate Account D of Paragon Life Insurance Company
                                       and
                         Paragon Life Insurance Company

                              190 Carondelet Plaza
                               St. Louis, MO 63105
                                 (314) 862-2211
--------------------------------------------------------------------------------



                                   PROSPECTUS

                                   May 1, 2003

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another flexible premium variable life insurance policy. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to:

..    Separate Account D (the "Separate Account") which invests in the investment portfolios ("Funds") listed below; or
..    in certain Policies, the Company's General Account, which credits a guaranteed annual interest rate of 4%.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

..    are not guaranteed to achieve their goals;
..    are not federally insured;
..    are not endorsed by any bank or government agency; and
..    are subject to risks, including loss of the amount invested.

--------------------------------------------------------------------------------
The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

             The following Funds are available through this Policy:

--------------------------------------------------------------------------------------------------------
      Fidelity Variable Insurance Products Fund                     Scudder Variable Series I
                  Growth Portfolio                                 SVSI Money Market Portfolio
               Equity-Income Portfolio                            SVSI International Portfolio
                 Index 500 Portfolio
                Contrafund Portfolio
--------------------------------------------------------------------------------------------------------
            MFS Variable Insurance Trust                        T. Rowe Price Equity Series, Inc.
             MFS Emerging Growth Series                           New America Growth Portfolio
                                                              Personal Strategy Balanced Portfolio
--------------------------------------------------------------------------------------------------------
                Putnam Variable Trust                        T. Rowe Price Fixed Income Series, Inc.
              Putnam VT High Yield Fund                            Limited-Term Bond Portfolio
          Putnam VT New Opportunities Fund
                Putnam VT Income Fund
               Putnam VT Voyager Fund
--------------------------------------------------------------------------------------------------------

General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. Registered representatives of broker-dealers that have entered into written sales agreements with GAD will sell the Policies. Those registered representatives are registered with the NASD and with the states in which they do business. More information about GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.

                  The date of this Prospectus is May 1, 2003.

TABLE OF CONTENTS
================================================================================

POLICY BENEFITS/RISKS SUMMARY
         Policy Benefits
         Policy Risks
         Portfolio Risks

FEE TABLE

ISSUING THE POLICY
         General Information
         Procedural Information
         Right to Examine Policy (Free Look Right)
         Ownership Rights
         Modifying the Policy

PREMIUMS
         Minimum Initial Premium
         Premium Flexibility
         Continuance of Insurance
         Premium Limitations
         Refund of Excess Premium for Modified Endowment Contracts ("MECs") Allocation of Net Premiums and Cash Value

THE COMPANY AND THE GENERAL ACCOUNT
         The Company
         The General Account

THE SEPARATE ACCOUNT AND THE FUNDS
         The Separate Account
         The Funds

POLICY VALUES
         Policy Cash Value
         Cash Surrender Value
         Cash Value in the General Account
         Cash Value in Each Separate Account Division

POLICY BENEFITS
         Death Benefit
         Death Benefit Options
         Changing Death Benefit Options
         Changing Face Amount
         Settlement Options
         Accelerated Death Benefits
         Surrender and Partial Withdrawals

         Transfers
         Loans
         Conversion Right to a Fixed Benefit Policy
         Eligibility Change Conversion
         Payment of Benefits at Maturity
         Telephone, Facsimile and Online Requests

POLICY LAPSE AND REINSTATEMENT
         Lapse
         Reinstatement

CHARGES AND DEDUCTIONS
         Transaction Charges
         Periodic Charges
         Annual Fund Operating Expenses

FEDERAL TAX MATTERS
         Tax Status of the Policy
         Tax Treatment of Policy Benefits

ADDITIONAL BENEFITS AND RIDERS

ILLUSTRATIONS

DISTRIBUTION OF THE POLICIES

STATE VARIATIONS

LEGAL PROCEEDINGS

FINANCIAL STATEMENTS

GLOSSARY

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                 Policy Benefits

Premiums
--------

Flexibility of Premiums: The Owner will make planned premiums. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit
-------------

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. We calculate the amount available under each death benefit option as of the Insured's date of death.

     . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value.

     . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. This option is the option generally presented for purchase.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may received accelerated payment of a portion of your death benefit if the Insured is terminally ill. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit

Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans
----------------------------------------------------

Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences.

Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account.

Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is 90% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits
---------------------

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, changing premium allocations.

General Account: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

                                  Policy Risks

Investment Risk
---------------

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Policy Lapse
------------

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment
-------------

We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, because there is limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Cash Value until there is a distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, any apply.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals
---------------------------------

An Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences.

Loans
-----

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account, but will accrue interest at an annual rate of at least 5%.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                 Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions and the General Account.

---------------------------------------------------------------------------------------------------------------------
                                                  Transaction Fees
                                                                            Amount Deducted
                                                         ------------------------------------------------------------
            Charge                   When Charge is       Maximum Guaranteed            Current Charge
                                        Deducted               Charge
---------------------------------------------------------------------------------------------------------------------
Premium Expense Charge             Upon receipt of each      1.25% of each premium          1.25% of each premium
                                    premium payment      payment during policy years    payment during policy years
                                                               one through ten                one through ten
---------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                Upon receipt of each       2 1/4% of each premium    2 1/4% of each premium payment,
                                    premium payment       payment, regardless of the     regardless of the Owner's
                                                          Owner's state of residence        state of residence
---------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge          Upon each partial      The lesser of $25 or 2% of    The lesser of $25 or 2% of
                                  withdrawal from the        the amount withdrawn          the amount withdrawn
                                         Policy
---------------------------------------------------------------------------------------------------------------------
Transfer Charge                     Upon transfer in           $25 per transfer                     $0
                                   excess of 12 in a
                                  Policy Year from the
                                    General Account
---------------------------------------------------------------------------------------------------------------------

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

---------------------------------------------------------------------------------------------------------------------
               Periodic Charges Other Than Fund Operating Expenses
---------------------------------------------------------------------------------------------------------------------
                                                                         Amount Deducted
                                                    -----------------------------------------------------------------
           Charge                When Charge is          Maximum Guaranteed                  Current Charge
                                    Deducted                   Charge
---------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/       On each Monthly                  [ ]                              [ ]
                                   Anniversary
..    Minimum/2/ and
     Maximum/3/ Charges
---------------------------------------------------------------------------------------------------------------------

..    Charge for Male,             On each Monthly                  [ ]                              [ ]
     preferred non-smoker          Anniversary
     insured, attained age [40]
---------------------------------------------------------------------------------------------------------------------
Administrative Charge          On the Investment           $3.50 per month                  $3.50 per month
                                Start Date and on
                                 each succeeding
                               Monthly Anniversary
---------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk           Daily           0.75% (annually) of the net    0.65% of the net assets of each
Charge                                                assets of each Division of        Division of the Separate
                                                         the Separate Account         Account, for policy years 1
                                                                                      through 20; 0.45% for policy
                                                                                               years 21 +
---------------------------------------------------------------------------------------------------------------------
Loan Interest Spread             On each Policy      3.0% based on loan interest      0.45% based on loan interest
                                  Anniversary        charge of 8.0% annually and      charge of 5.45% annually and
                                                    indebtedness annual crediting    indebtedness annual crediting
                                                             rate of 5.0%                    rate of 5.00%
---------------------------------------------------------------------------------------------------------------------

______________________

/1/ Cost of insurance charges vary based on the insured's attained age, rate class, and gender. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Home Office.

/2/ This minimum charge is based on an insured with the following characteristics:

/3/ This maximum charge is based on an insured with the following characteristics:

--------------------------------------------------------------------------------------------------------------------
Optional Rider Charges:/4/
--------------------------------------------------------------------------------------------------------------------
Waiver of Monthly             On rider start date                [ ]                              [ ]
Deductions Rider              and on each Monthly
                              Anniversary
..  Minimum and
   Maximum Charges

..  Charge for Male,
   preferred non-smoker
   Insured, attained age [40]

   Charge for an insured,
--------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit             N/A                     No Charge                        No Charge
Settlement Option Rider
--------------------------------------------------------------------------------------------------------------------


____________________

/4/ Charges for the waiver of monthly deduction rider vary based on the individual characteristics of the insured. Charges based on actual age will likely increase as the insured ages. The optional charges shown in the table may not be typical of the charges you will pay. Your policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

The next table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2002. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Range of Annual Fund Operating Expenses(A)

---------------------------------------------------------------------------------------------------------------------
                                                                             Minimum                   Maximum
---------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                            [.]%                     [.]%

(expenses that are deducted from Fund assets, including
management fees, distribution (12b-1) fees, and other expenses)
---------------------------------------------------------------------------------------------------------------------
Total Net Annual Fund Operating Expenses                                        [.%]                     [.%]

(expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees, and other expenses - after contractual reimbursement of expenses and waiver of fees)(B)
---------------------------------------------------------------------------------------------------------------------

(A) The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

(B) The following table shows the fees and expenses (both before and after contractual waiver of expenses and reimbursement of fees) charged by each portfolio for the fiscal year ended December 31, 2002.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

-------------------------------------------------------------------------------------------------------------------
                                                                                       Gross            Net
                                                                                       Total           Total
                                             Management     12b-1       Other          Annual          Annual
                   Fund                         Fees         Fees      Expenses       Expenses        Expenses
                                                ----         ----      --------       --------       (contractual
                                                                                                     arrangements)
-------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
Products Fund(1)
  Growth Portfolio                                    [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
  Equity-Income Portfolio                             [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
  Index 500 Portfolio                                 [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
  Contrafund Portfolio                                [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust
  Emerging Growth Series(1)                           [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
Putnam Variable Insurance Trust
  Putnam VT High Yield Fund                           [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
  Putnam VT New Opportunities Fund                    [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
  Putnam VT Income Fund                               [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
  Putnam VT Voyager Fund                              [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
Scudder Variable Series I
  SVSI Money Market Portfolio                         [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
  SVSI International Portfolio                        [.]%                    [.]%          [.]%
-------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc. and
T. Rowe Price Fixed Income Series, Inc.               [.]%                                  [.]%
  New America Growth Portfolio
-------------------------------------------------------------------------------------------------------------------
Personal Strategy Balanced
Portfolio                                             [.]%                                  [.]%
-------------------------------------------------------------------------------------------------------------------
  Limited-Term Bond Portfolio                         [.]%                                  [.]%
-------------------------------------------------------------------------------------------------------------------

     [(1)For certain portfolios, certain expenses were reimbursed and/or certain fees were waived during 2001. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:

---------------------------------------------------------------------------------------------------------
                                                                                                 Net
                                                                                                Total
                                            Management           12b-1         Other            Annual
                  Fund                        Fees               Fees         Expenses         Expenses
---------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance                    [.]%                             [.]%             [.]%
Products Fund
    Growth Portfolio(*)
---------------------------------------------------------------------------------------------------------
    Equity-Income Portfolio(*)                 [.]%                             [.]%             [.]%
---------------------------------------------------------------------------------------------------------
    Index 500 Portfolio(**)                    [.]%                             [.]%             [.]%
---------------------------------------------------------------------------------------------------------

_________________________


-------------------------------------------------------------------------------------------------
    Contrafund Portfolio(*)                         [.]%                     [.]%           [.]%
-------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust                        [.]%                     [.]%           [.]%
    Emerging Growth Series(***)
-------------------------------------------------------------------------------------------------

               (*) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

               (**) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed .28%. The fund's manager may discontinue this arrangement at any time.

               (***) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(2) MFS has contractually agreed, subject to reimbursement, to bear expenses for the MFS Global Equity Series such that the series' "Other Expenses" (after taking into account the expense offset arrangement described above), does not exceed .15% of the average daily net assets of the series during the current fiscal year.

(3) T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses, rather management fees include all operation expenses.

ISSUING THE POLICY
================================================================================

General Information

Generally, a Policy is available for Insureds between Issue Ages 17-80 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages.

Currently, the minimum initial Face Amount is generally $250,000. The maximum Face Amount is generally $5,000,000. We reserve the right to modify our minimum Face Amount at any time. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits-Death Benefit.")

Owners will make planned premium payments. In addition, Owners may pay additional premiums.

Procedural Information

Individuals wishing to purchase a Policy must complete the appropriate application for this Individual Insurance Policy and submit it to our authorized representative or to us at our Home Office. We will issue an Individual Policy to give to each Owner. Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

     .    the appropriate application for Individual Insurance is signed;
     .    the initial premium has been paid prior to the Insured's death;
     .    the Insured is eligible for the Policy; and
     . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

     . 20 days from the date the Owner received the new Policy specifications pages for the increase;
     .    10 days of mailing the right to cancellation notice to the Owner; or
     .    45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
     .    to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid. The initial premium for a Policy must at least equal one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium and the cash premium. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators.

Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to us at our Home Office. The Owner may establish a schedule of planned premiums which we will bill at regular intervals. Those offered are annual premiums or monthly premiums via electronic bank draft. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse.

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner within 60 days of the end of the Policy Year in which payment is received.

Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate your net premium to one or more Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:

     . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
     . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
     . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

The General Account

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

At Policy issue, we will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. We may, at our discretion, limit an Owner's ability to allocate Net Premiums or to transfer Cash Value to the General Account under certain Policies.

The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account D (the "Separate Account") as a separate investment account on January 3, 1995 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.

---------------------------------------------------------------------------------------------------------------
Portfolio                Investment Manager                            Investment Objective
---------------------------------------------------------------------------------------------------------------
Fidelity Growth          Fidelity Management &   The Portfolio seeks to achieve capital appreciation.
Portfolio                Research Company.
---------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income   Fidelity Management &   The Portfolio seeks reasonable income. The Portfolio will
Portfolio                Research Company.       also consider the potential for capital appreciation. The
                                                 fund's goal is to achieve a yield which exceeds the
                                                 composite yield on the securities comprising the Standards &
                                                 Poor's 500 Index (S&P 500), yield on the securities
                                                 comprising the S&P 500.
---------------------------------------------------------------------------------------------------------------
Fidelity Index 500       Fidelity Management &   The Portfolio seeks reasonable income. The Portfolio will
Portfolio                Research Company.       also consider the potential for capital appreciation. The
                                                 fund's goal is to achieve a yield which exceeds the
                                                 composite yield on the securities comprising the Standards &
                                                 Poor's 500 Index (S&P 500), yield on the securities
                                                 comprising the S&P 500.
---------------------------------------------------------------------------------------------------------------
Fidelity Contrafund      Fidelity Management &   The Portfolio seeks long-term capital appreciation.
Portfolio                Research Company.
---------------------------------------------------------------------------------------------------------------
MFS Emerging Growth      Massachusetts           The Series' investment objective is long-term growth of
Series                   Financial Services      capital. The Series invests, under normal market conditions,
                         Company.                at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging
                                                 growth companies.
---------------------------------------------------------------------------------------------------------------
Putnam VT High Yield     Putnam Investment       Seeks high current income. Capital growth is a secondary
Fund                     Management, Inc.        goal when consistent with achieving high current income. The fund seeks its goal by investing at least 80% in U.S.
                                                 corporate bonds rated below investment grade (junk bonds)
                                                 and that have intermediate to long-term maturates (three
                                                 years or longer.)
---------------------------------------------------------------------------------------------------------------
Putnam VT New            Putnam Investment       Seeks long-term capital appreciation. The fund seeks its
Opportunities Fund       Management, Inc.        goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that
                                                 Putnam Management believes have high growth potential.
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Portfolio                Investment Manager                            Investment Objective
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund    Putnam Investment       Seeks high current income consistent with what Putnam
                         Management, Inc.        Management believes to be prudent risk. The fund seeks its goal by investing at least 80% in U.S. Corporate bonds and governments worldwide that are either investment grade or
                                                 below investment grade (junk bonds) and that have
                                                 intermediate to long-term maturities (three years or
                                                 longer.)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund   Putnam Investment       Seeks capital appreciation. The fund seeks its goal by
                         Management, Inc.        investing mainly in common stocks of U.S. companies with a focus on growth stocks.
-----------------------------------------------------------------------------------------------------------------------
SVSI Money Market        Deutsche Investment     The Money Market Portfolio seeks to maintain the stability
Portfolio                Management Americas     of capital and, consistent therewith, to maintain the
                         Inc                     liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term
                                                 securities. The Portfolio seeks to maintain a net asset
                                                 value of $1.00 per share.

                                                 Unless otherwise indicated, the Portfolio's investment
                                                 objective and policies may be changed without a vote of
                                                 Shareholders.
-----------------------------------------------------------------------------------------------------------------------
SVSI International       Deutsche Investment     The International Portfolio seeks long-term growth of
Portfolio                Management Americas     capital primarily through diversified holdings of marketable
                         Inc                     foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchange, which the Portfolio management team believes have favorable characteristics. The Portfolio will invest in at least three different countries excluding the United States.

                                                 Unless otherwise indicated, the Portfolio's investment
                                                 objective and policies may be changed without a vote of
                                                 Shareholders.
-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price New        T. Rowe Price           The Fund seeks to provide long-term growth of capital by investing
America Growth           Associates, Inc.        primarily in the common stocks of companies operating in sectors T.
Portfolio                                        Rowe Price believes will be the fastest growing in the United States.
-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price            T. Rowe Price           The Fund seeks the highest total return over time consistent with an
Personal Strategy        Associates, Inc.        emphasis on both capital appreciation and income.
Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price            T. Rowe Price           The Fund seeks to provide a high level of current income
Limited-Term Bond        Associates, Inc.        consistent with moderate fluctuations in share price. The
Portfolio                                        Fund invests primarily in short-term and intermediate-term bonds. There is no maturity limitations on individual
                                                 securities purchased, but the Fund's dollar-weighted average effective maturity will not exceed five years.
------------------------------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus. You should read these prospectuses carefully and keep them for future reference.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

     .    eliminate or combine one or more Divisions;
     .    substitute one Division for another Division; or
     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .    operated as a management company under the 1940 Act;
     . deregistered under that Act in the event such registration is no longer required; or
     .    combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date; minus any outstanding Indebtedness.

Cash Value in the General Account

On each Valuation Date, the Cash Value in the General Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
     .    interest at the rate of 4% per year; plus
     . any excess interest which Paragon credits and any amounts transferred into the General Account; less
     . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

     .    the initial units purchased at the unit value on the Issue Date; plus

     .    units purchased with additional net premiums; plus
     . units purchased via transfers from another Division, the General Account, or the Loan Account; minus
     .    units redeemed to pay for monthly deductions; minus
     .    units redeemed to pay for partial withdrawals; minus
     . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
     . any amount charges against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
     . the daily mortality and expense risk charge (a charge not to exceed 0.75% annually; divided by
     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive satisfactory proof of the Insured's death at our Home Office. We may require the Owner to return the Policy. [If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.] We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

     .    the death benefit (described below); plus
     .    any additional insurance provided by rider; minus
     .    any unpaid monthly deductions; minus
     .    any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

     .    the current Face Amount of the Policy or, if greater,
     .    the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Policy or, if greater,
     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly

Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $5,000,000. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $250,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase; the next most recent increases in succession, and then the initial Face Amount.

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting an accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then we will reduce the Face Amount by the amount that the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the difference between the death benefit and the Face Amount. We will reduce the death benefit in this instance as well. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers

An Owner may transfer Cash Value, (not including amounts credited to the Loan Account,) among the Divisions available with the Policy and, for certain Policies, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. The following features apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

     . We will consider all transfer requests received on the same Valuation Day a single transfer request.

     . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division or the General Account. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Divisions of the Separate Account. If a pattern of excessive trading by a Policy owner or the Policy owner's agent develops, we reserve the right not to process the transfer request. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, the maximum General Account allocation percent, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Transfers from the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

After the first Policy Year, an Owner may withdraw or transfer a portion of Cash Value from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or the Policy's entire Cash Value in the General Account, if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

     . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or

     .    the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

     . (a) is 90% of the Cash Value of the Policy on the date the Policy Loan is requested; and

     .    (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $500. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division and the General Account bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner a rate not to exceed 8% annually with our current rate of 5.45% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account on a pro-rata basis in the proportions that the portions of the Cash Value in the General Account and each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class, gender or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 100.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

..    We will employ reasonable procedures to confirm that instructions are genuine.

..    If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonable believe to be authentic. The Owner bears the risk of any such loss.

..    These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.

..    We reserve the right to suspend telephone, facsimile and/or e-mail or
     Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

Policy Lapse and Reinstatement
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy. These charges and deductions compensate us for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume.

Services and benefits we provide:

     .    the death benefit, cash and loan benefits under the Policy
     .    investment options, including premium allocations
     .    administration of elective options
     .    the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
     .    overhead and other expenses for providing services and benefits
     .    sales and marketing expenses
     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
     . that the costs of providing the services and benefits under the Policies exceed the charges we deduct

                               Transaction Charges

Premium Expense Charge

Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.25% of the premium paid during Policy Years one through ten.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies.

Partial Withdrawal Transaction Charge.

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer.

                                Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .    the cost of insurance charge;
     .    a monthly administrative charge;
     .    the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the Initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and sex of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases.

The rate class of an Insured will affect the cost of insurance rate. For the Initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, we will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase, excluding any rider, that required proof of insurability.

We currently place Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting to simplified issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by us based on our expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG, and 1980 CSO Table
NG), age last birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Polices issued with simplified underwriting will, in general, incur a higher cost of insurance than Policies issued under full underwriting.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

Monthly Administrative Charge. We assess a monthly administration charge that compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge is $3.50 per month.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. The charges for individual riders are summarized in the Fee Table of this prospectus.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0020471% (an annual rate of 0.75%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution expenses.

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

                         Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

ADDITIONAL BENEFITS AND RIDERS
================================================================================
Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

     .    Waiver of Monthly Deductions Rider
     .    Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

Broker-dealers may receive a marketing allowance to assist in marketing the product. This allowance may include an amount up to $3,000 per Policy at issue and is an on-going annual percentage up to 0.15% of Cash Value to reimburse the broker-dealer for expenses and due diligence efforts performed in connection with marketing the product. This allowance will generally be retained by the broker-dealer in order to offset its expenses. Generally, no compensation will be paid by the Company, the principal underwriter, or the broker-dealer to the individual directly involved in the sale of the product.

There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age-The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary-The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value-The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value-The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Division-A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date-The actual date coverage shall take effect which will be on or after the Issue Date.

Face Amount-The minimum death benefit under the Policy so long as the Policy remains in force.

General Account-The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Home Office-The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests-in writing, by telephone (314.862.2211) or facsimile (314-862-4502)-should be directed to the Home Office.

Indebtedness-The sum of all unpaid Policy Loans and accrued interest charged on loans.

Insured-The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date-The date the initial premium is applied to the General Account and for the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age-The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date-The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account-The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value-The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date-The Policy Anniversary on which the Insured reaches Attained Age 100.

Monthly Anniversary-The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium-The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

Owner (or You)-The Owner of a Policy, as designated in the application or as subsequently changed.

Policy-The Individual Policy offered by the Company and described in this Prospectus.

Policy Anniversary-The same date each year as the Issue Date.

Policy Month-A month beginning on the Monthly Anniversary.

Policy Year-A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account-The Separate Account D, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Valuation Date-Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period-The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
================================================================================

Additional Policy Information
     The Policy
     Claims of Creditors
     Incontestability
     Misstatement of Age
     Suicide Exclusion
     Assignment
     Beneficiary
     Changing Owner or Beneficiary
     Changing Death Benefit Options
     Determination of Cash Value in Each Separate Account Division Payment of Proceeds
     Delays in Payments We Make
     Cost of Insurance

Additional Benefits and Riders
     Waiver of Monthly Deductions Rider
     Children's Life Insurance Rider
     Spouse's Life Insurance Rider
     Accelerated Death Benefit Settlement Option Rider

Distribution of the Policies

More Information About the Company
     The Company
     Ratings

Other Information
     Potential Conflicts of Interest
     Safekeeping of Separate Account Assets
     Records and Reports
     Legal Matters
     Experts
     Advertisements
     Additional Information
     Financial Statements
     Index to Financial Statements

Appendix--Death Benefit Applicable Percentage Table

[Outside back cover page]

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call or write to us at our Home Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

              SEPARATE ACCOUNT D OF PARAGON LIFE INSURANCE COMPANY
                                  (Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                                   (Depositor)

                              190 Carondelet Plaza
                            St. Louis, Missouri 63105
                                 (314) 862-2211

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") contains additional information regarding individual flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon").

This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May [ ], 2003, and the prospectuses for Fidelity Variable Insurance Products Fund, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Series I, T. Rowe Price Equity Series, Inc., and T. Rowe Price Fixed Income Series, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

The date of this Statement of Additional Information is May 1, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
================================================================================

Additional Policy Information
     The Policy
     Claims of Creditors
     Incontestability
     Misstatement of Age
     Suicide Exclusion
     Assignment
     Beneficiary
     Changing Owner or Beneficiary
     Changing Death Benefit Options
     Determination of Cash Value in Each Separate Account Division Payment of Proceeds
     Delays in Payments We Make
     Cost of Insurance

Additional Benefits and Riders
     Waiver of Monthly Deductions Rider
     Children's Life Insurance Rider
     Spouse's Life Insurance Rider
     Accelerated Death Benefit Settlement Option Rider

Distribution of the Policies

More Information About the Company
     The Company
     Ratings

Other Information
     Potential Conflicts of Interest
     Safekeeping of Separate Account Assets
     Records and Reports
     Legal Matters
     Experts
     Advertisements
     Additional Information
     Financial Statements
     Index to Financial Statements

APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

Additional Policy Information
================================================================================

                                   The Policy

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us.

We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                               Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                                Incontestability

In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date id incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                       Misstatement of Age and Corrections

If the age or sex of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                                Suicide Exclusion

 If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                   Assignment

An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

We will be bound by an assignment of a Policy only if:

     .    it is in writing;
     . the original instrument or a certified copy is filed with us at our Home Office; and
     .    we send an acknowledged copy to the Owner.

We are not responsible for determining the validity of any assignment.

Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                   Beneficiary

The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                          Changing Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                         Changing Death Benefit Options

An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.

If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

          Determination of Cash Value in Each Separate Account Division

Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

     . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

     . any net premium payments allocated to the Division during the current Valuation Period; plus

     . any loan repayments allocated to the Division during the current Valuation Period; plus

     . any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

     . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

     . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

     . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

     . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

The Net Investment Factor for each Division for a Valuation Period equals:

     .    the value of the assets at the end of the preceding Valuation Period;
          plus

     . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

     . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

     . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

     . a charge not to exceed .0020471% of the net assets for each day in the Valuation Period. This corresponds to 0.75% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

     .    the value of the assets at the end of the preceding Valuation Period.

                               Payment of Proceeds

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                           Delays in Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .    the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

                                Cost of Insurance

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the Initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and sex of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases.

The rate class of an Insured will affect the cost of insurance rate. For the Initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, we will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase, excluding any rider, that required proof of insurability.

We currently place Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting to simplified issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by us based on our expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG, and 1980 CSO Table
NG), age last birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Polices issued with simplified underwriting will, in general, incur a higher cost of insurance than Policies issued under full underwriting.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737, less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the Initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value as part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost on insurance paid by the Owner.

Partial withdrawals and decrease in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

Additional Benefits and Riders
================================================================================

The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                       Waiver of Monthly Deductions Rider

This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                Accelerated Death Benefit Settlement Option Rider

This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months or less. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of the terminal illness requirements above, less any Indebtedness and any term insurance added by other riders, plus 0.85 multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value.

The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================

General American Distributors ("GAD"), acts as the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers
(NASD) and the Securities Investor Protection Corporation (SIPC), and is registered with the securities commissions of the states in which it operates. GAD is a Missouri corporation formed on October 3, 2000, and currently located at 700 Market Street, St. Louis, Missouri 63101. The Policies are sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states (except New
York) and the District of Columbia.

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

Broker-dealers may receive a marketing allowance to assist in marketing the product. This allowance may include an amount up to $3,000 per Policy at issue and is an on-going annual percentage up to 0.15% of Cash Value to reimburse the broker-dealer for expenses and due diligence efforts performed in connection with marketing the product. This allowance will generally be retained by the broker-dealer in order to offset its expenses. Generally, no compensation will be paid by the Company, the principal underwriter, or the broker-dealer to the individual directly involved in the sale of the product.

GAD received sales compensation with respect to the Policies in the following amounts during the periods indicated:

        ----------------------------------------------------------------------------------------
        Fiscal Year     Aggregate Amount of Commissions      Aggregate Amount of Commissions
                        Paid GAD*                            Retained by GAD* After Payments
                                                             to its Registered Persons and
                                                             Other Broker-Dealers
        ----------------------------------------------------------------------------------------
         2000
        ----------------------------------------------------------------------------------------
         2001
        ----------------------------------------------------------------------------------------
         2002
        ----------------------------------------------------------------------------------------

*Includes sales compensation paid to registered persons of GAD. Prior to May 29, 2002 commissions are those that were paid to Walnut Street Securities, the previous underwriter.

Additional compensation may be paid to Metropolitan Life Insurance Company representatives for referral fees or other consultants for specific services. There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                   The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

We area wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                     Ratings

We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the
A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Other Information
================================================================================

                         Potential Conflicts of Interest

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                     Safekeeping of Separate Account Assets

The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                               Records and Reports

We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

     . the current Cash Value, amounts in the General Account and in each Division of the Separate Account, Loan Account value
     .    the current Cash Surrender Value
     .    the current death benefit
     .    the current amount of any Indebtedness
     . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)
     .    any other information required by law

We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                  Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, have been passed upon Gregg P. Hirsch, Associate Counsel, Metropolitan Life Insurance Company.

                                     Experts

The Financial Statements listed on page __ have been included in this SAI, which is a part of the registration statement, in reliance on the reports of Deloitte & Touche LLP, independent accountants, given on the authority of those firms as experts in accounting and auditing.

                                 Advertisements

We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                             Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                              Financial Statements

The financial statements as of and for the years ended December 31, 2000 and December 31, 2001, of the Company included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses the Company's change in basis of accounting, as of January 1, 2000, as a result of a business combination accounted for as a purchase) and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Separate Account as of December 31, 2001, and for each of the periods in each of the two years ended December 31, 2001, included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                          INDEX TO FINANCIAL STATEMENTS

Paragon Life Insurance Company
     Independent Auditors' Report
     Balance Sheets, December 31, 2002 and 2001
     Statements of Operations and Comprehensive Income (Loss) for the Years Ended December 31, 2002. 2001, and 2000 Statements of Stockholders' Equity for the Years Ended December 31, 2002, 2001 and 2000 Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000 Notes to Financial Statements

Separate Account D of Paragon Life Insurance Company
     Independent Auditors' Report
     Statements of Assets and Liabilities, December 31, 2002
     Statements of Operations for the Years Ended December 31, 2002
     Statements of Changes in Net Assets for the Years Ended December 31, 2002 Notes to Financial Statements

                                                                        APPENDIX

                    DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                                             Applicable                                                    Applicable
          Attained Age                       Percentage                             Attained Age           Percentage
          ------------                       ----------                             ------------           ----------
40 ....................................      250%                     61 ................................  128%
41 ....................................      243                      62 ................................  126
42 ....................................      236                      63 ................................  124
43 ....................................      229                      64 ................................  122
44 ....................................      222                      65 ................................  120
45 ....................................      215                      66 ................................  119
46 ....................................      209                      67 ................................  118
47 ....................................      203                      68 ................................  117
48 ....................................      197                      69 ................................  116
49 ....................................      191                      70 ................................  115
50 ....................................      185                      71 ................................  113
51 ....................................      178                      72 ................................  111
52 ....................................      171                      73 ................................  109
53 ....................................      164                      74 ................................  107
54 ....................................      157                      75-90 .............................  105
55 ....................................      150                      91 ................................  104
56 ....................................      146                      92 ................................  103
57 ....................................      142                      93 ................................  102
58 ....................................      138                      94 ................................  101
59 ....................................      134                      95 or older .......................  100
60 ....................................      130


The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

1. Board of Directors Resolutions.

   a) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account D of Paragon Life Insurance Company (2)

2. Custodian Agreements. Not applicable.

3. Underwriting Contracts.

   a) Form of Underwriting Agreement (6)

   b) Form of Selling Agreement (4)

4. Contracts.

   a) Form of Individual Policy (30046) (5) and Policy Riders (2)

5. Applications.

   a) Proposed Form of Application (33136) (5)

6. Depositor's Certificate of Incorporation and By-Laws.

   a) Amended Charter and Articles of Incorporation of Paragon Life Insurance Company (4)

   b) By-Laws of Paragon Life Insurance Company (4)

7. Reinsurance Contracts. [To be filed by amendment]

8. Participation Agreements.

   a) Participation Agreement dated September 1, 1993, between Paragon Life Insurance Company and the Variable Insurance Products Fund and Fidelity Distributors Corporation. (4)

   b) Participation Agreement dated September 1, 1993, between Paragon Life Insurance Company and the Variable Insurance Products Fund II and Fidelity Distributors Corporation. (4)

   c) Participation Agreement dated October 12, 1995, by and among MFS Variable Insurance Trust and Paragon Life Insurance Company and Massachusetts Financial Services Company. (4)

    d) Participation Agreement dated October 30, 1995, among Putnam Capital Manager Trust, Putnam Mutual Funds Corp., and Paragon Life Insurance Company. (4)

    e) Participation Agreement dated March 15, 1985, between Scudder Variable Life Investment Fund, Scudder Investor Services, Inc., and Paragon Life Insurance Company. (4)

    f) Participation Agreement dated August 1, 1996, by and among Paragon Life Insurance Company and T. Rowe Price Investment Services, Inc. (3)

9.  Administrative Contracts. Not applicable.

10. Other Material Contracts. Powers of Attorney [To be filed by amendment]

11. Legal Opinion.

    a) Opinion of Gregg P. Hirsch, Esquire [To be filed by amendment]

12. Actuarial Opinion.
    Not Applicable

13. Calculations.
    Not Applicable

14. Other Opinions.

    a) Consent of Sutherland Asbill & Brennan LLP [To be filed by amendment]

    b) Consent of Deloitte & Touche LLP [To be filed by amendment]

15. Omitted Financial Statements. No financial statements are omitted from
    Item 24.

16. Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policies. (2)

----------

(2) Incorporated by reference to the initial Registration Statement on Form S-6 found in the file No. 333-36515, filed with the Securities and Exchange Commission on September 26, 1997.

(3) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement, File 333-36515, filed with the Securities and Exchange Commission on February 26, 1999.

(4) Incorporated by reference to the Pre-Effective Amendment number 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

(5) Incorporated by reference to the Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 25, 2001.

(6) Incorporated by reference to the Post-Effective Amendment No. 14 on Form S-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on April 30, 2002.

Item 28.  Directors and Officers of the Depositor

Name and Principal Business Address       Position and Offices with Depositor/1/
-----------------------------------       --------------------------------------
Executive Officers/2/

Anthony F. Trani/3/...................    President and Chief Executive Officer

Craig K. Nordyke/3/...................    Executive Vice President and Chief
                                          Actuary

Michael J. McDermott/3/...............    Vice President--Sales

Matthew K. Duffy......................    Vice President and Chief Financial
                                          Officer

John R. Tremmel.......................    Vice President--Operations and System
                                          Development

Directors/4/

Nicholas D. Latrenta..................    Senior Vice President--Institutional
                                          Business Operations

Roy C. Albertalli.....................    Chief Counsel--Institutional Business
                                          and Banking

Craig J. Guiffre......................    Vice President - Institutional
                                          Marketing

Eugene Marks, Jr......................    Senior Vice President--Institutional
                                          Business Operations

Stanley J. Talbi......................    Senior Vice President and Chief
                                          Financial Officer--U.S. Insurance and
                                          Financial Services Division

Michael W. Witwer.....................    Vice President--Life Products

----------------

/1/ All positions listed for Officers are with Paragon Life Insurance Company.

/2/ The principal business address for each person listed is Paragon Life
    Insurance Company, 190 Carondelet Plaza, St. Louis, MO 63105.

/3/ Indicates Executive Officers who are also Directors.

/4/ All positions listed for Directors are with Metropolitan Life Insurance
    Company with the principal business address of One Madison Avenue, New ork, NY 10010, except for Michael W. Witwer and Craig J. Guiffre--Metropolitan Life Insurance Company, 501 US Highway 22, Bridgewater, NJ 08807.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant [to be filed by amendment]

Item 30. Indemnification

         The By-Laws of Paragon Life Insurance Company provide, in part in
Section 13 Article III, as follows:


                                   ARTICLE III

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

Section 13. "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

     (a) Other Activity. General American Distributors is ("GAD") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended.

     (b) Management. The following information is furnished with respect to the officers and directors of GAD.

     Name and Principal                       Positions and Offices
     Business Address/1/                             with GAD
     -------------------                      ---------------------

[to be filed by amendment]





-----------

/1/ Principal business address is General American Distributors, Inc., 700
    Market Street, St. Louis, Missouri 63101, unless otherwise noted.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)               (2)               (3)             (4)             (5)
  Name of      Net Underwriting
 Principal       Discounts and     Compensation      Brokerage
Underwriter       Commissions      on Redemption    Commissions    Compensation
----------     ----------------    -------------    -----------    ------------
   GAD               $0                 $0               $             $ *

* Fees of $ provided to GAD to offset costs of administering Home Office registered representatives.

Item 32. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Paragon Life Insurance Company at 190 Carondelet Plaza, St. Louis, MO 63105.

Item 33. Management Services

           All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Paragon Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Separate Account D of Paragon Life Insurance Company and Paragon Life Insurance Company have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of St. Louis and State of Missouri, on the __ day of _______________, 2003.


                                                    SEPARATE ACCOUNT D
                                            OF PARAGON LIFE INSURANCE COMPANY
                                                      (REGISTRANT)

Attest:                              By:
       -------------------------        ----------------------------------------
                                                     ANTHONY F. TRANI
                                           President and Chief Executive Officer

                                         By: PARAGON LIFE INSURANCE COMPANY
                                                     (DEPOSITOR)

Attest:                              By:
       -------------------------        ----------------------------------------
                                                  ANTHONY F. TRANI
                                         President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on _______________, 2003.

             Signatures                               Title
             ----------                               -----

                                     President, Chief Executive Officer and Director
--------------------------------             (Principal Executive Officer)
        ANTHONY F. TRANI

                                                Executive Vice President,
--------------------------------               Chief Actuary and Director
        CRAIG K. NORDYKE

               *                               Vice President and Director
--------------------------------
      MICHAEL J. MCDERMOTT

               *                                       Director
--------------------------------
      NICHOLAS D. LATRENTA


               *                           Director
--------------------------------
       ROY C. ALBERTALLI

               *                           Director
--------------------------------
       CRAIG J. GUIFFRE

               *                           Director
--------------------------------
      EUGENE MARKS, JR.

               *                           Director
--------------------------------
      STANLEY J. TALBI

               *                           Director
--------------------------------
      MICHAEL W. WITWER


*By: ------------------------------

             Attorney-in-Fact
      Pursuant to Power of Attorney

                                  EXHIBIT INDEX

Exhibits
--------